UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2024

YETI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38713	45-5297111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7601 Southwest Parkway

Austin, Texas 78735

(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code): (512) 394-9384

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	YETI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws

On February 1, 2024, the Board of Directors (the “Board”) of YETI Holdings, Inc. (the “Company”) amended and restated the Company’s amended and restated bylaws (the “Bylaws”), effective immediately, to, among other things:

•	incorporate the universal proxy rules adopted by the U.S. Securities and Exchange Commission into the advance notice provisions applicable to director nominations by clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including applicable notice and solicitation requirements;

•	with respect to proposed business at a meeting of stockholders, including the nomination of directors: (i) provide that the number of nominees a stockholder may nominate for election at a meeting of stockholders may not exceed the number of directors to be elected at such meeting; (ii) require the completion of a questionnaire with respect to a nominee’s background information; (iii) permit the Board to require any proposed nominee for election to submit to interviews with the Board; (iv) require the proposing or nominating stockholder to represent that it will notify the Company in writing of updates to specified information submitted in its notice to the Company by no later than the close of business on the fifth business day following the record date for determination of stockholders entitled to vote at the meeting; and (v) require that all notices, documents or other information required to be delivered pursuant to the advance notice provisions be delivered in writing to the Company’s principal executive offices;

•	require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white, which shall be reserved for exclusive use by the Board;

•	address procedural matters in light of recent amendments to the Delaware General Corporation Law, including revisions relating to adjournment procedures for meetings of stockholders and eliminating the requirement to make a list of stockholders entitled to vote available for examination at stockholder meetings;

•	adopt an exclusive forum provision designating the U.S. federal courts as the exclusive forum for all claims arising under the Securities Act of 1933, as amended; and

•	make various other technical, conforming, and clarifying changes.

The Bylaws are filed herewith as Exhibit 3.1. The foregoing description of the changes contained in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
No.	Description
3.1	Amended and Restated Bylaws of the Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YETI Holdings, Inc.

Date: February 7, 2024	By:	/s/ Bryan C. Barksdale
Bryan C. Barksdale
Senior Vice President, General Counsel and Secretary